Filed pursuant to Rule 497(a)

File No. 333-194521

Rule 482ad

ALCENTRA CAPITAL CORPORATION

Initial Public Offering of 6,666,666

Shares of Common Stock, par value $0.001 per share

This pricing supplement should be read together with the preliminary prospectus, dated April 28, 2014, relating to the initial public offering that is contained in a Form N-2 registration statement (File No. 333-194521) filed by Alcentra Capital Corporation with the Securities and Exchange Commission on April 28, 2014.

Issuer:	Alcentra Capital Corporation (the “Company”)

Common Stock Symbol:	Nasdaq Global Select Market: ABDC

Shares Offered and Sold:	6,666,666 shares (7,666,666 shares if the underwriters exercise in full their option to purchase additional shares).

Public Offering Price per Share:	$15.00

Additional Information

Revolving Credit Facility and Investment Originations:

Immediately prior to the completion of this offering, the Company will have a secured revolving credit facility that will initially provide for borrowings of up to $20.0 million. However, if the Company originates one additional eligible investment and satisfies certain other customary conditions within 45 days of the closing of this offering, the Company’s borrowing capacity under the secured revolving credit facility would automatically increase to $67.5 million. The Company has entered into a binding agreement to acquire a $3.0 million senior subordinated debt investment (10% cash coupon) in Media Storm, LLC immediately upon the completion of this offering which, when made, will result in the full amount of the $67.5 million borrowing capacity being available to it.

In addition, the Company expects to acquire a senior debt investment (LIBOR + 9.50% cash coupon with a 1.00% LIBOR floor) in Datascan Holdings, Inc. for $3.0 million immediately following the completion of this offering.

The Company expects to drawdown on its secured revolving credit facility to fund both of these investments. If the Company is unable to make one additional eligible investments, including either of the two investments discussed above, with 45 days of the closing of this offering, then the secured revolving credit facility would terminate and any amounts outstanding thereunder would be immediately due and payable.

Trade Date:	May 9, 2014

Settlement Date:	May 14, 2014

The offering is being made pursuant to the Company’s registration statement on Form N-2 filed with and declared effective by the Securities and Exchange Commission. The offering will be made only by means of a prospectus, copies of which may be obtained from Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus contains a description of these matters and other important information about the Company and should be read carefully before investing.